UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

ALPHA ENERGY, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 17th Street, 2800 South, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 970-568-6862

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.01 Changes in control of the Registrant

On July 31, 2017, 11 private stock purchase agreements were completed transferring a total of 15,880,201 shares of the corporation’s stock to AEI Acquisition Company, LLC which represented 93% of the outstanding shares of stock of the corporation at that time and thus represented a change in control.

The individual purchase agreements are set forth below:

Southwest Business Services	58,765 shares

CBK Management Associates	141,035 shares

Black Rock Oil and Gas	1,273,237 shares

Dennis Arends	29,382 shares

Ballycastle Family Trust	5,876,478 shares

Croci Land Holdings, LLC	979,413 shares

Delmer and Sharon Zeigler	78,353 shares

Grant Zeigler	97,941 shares

Angie Stevens	97,941 shares

A.G. Management Associates	2,252,650 shares

Arrow Consulting, LLP	4,015,593 shares

Reginald and Frances Kemp Sr	979,413 shares

All of the shares purchased by AEI Acquisition Company, LLC listed above are now affiliate restricted.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2017

ALPHA ENERGY, INC.

/s/ Karen Ziegler

Karen Ziegler,

President